UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

EXTRA SPACE STORAGE INC.

Name of Registrant as Specified In Its Charter

Name of Person(s) Filing Proxy Statement, if other than the Registrant

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EXTRA SPACE STORAGE INC.

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, UT 84121

May 2, 2016

Dear Fellow Stockholder:

On April 7, 2016, we filed and distributed a proxy statement for the 2016 Annual Meeting of Stockholders of Extra Space Storage Inc. (the “Proxy Statement”). On April 26, 2016, Gary B. Sabin informed us that he will retire from the board of directors effective as of the commencement of the annual meeting and will not stand for re-election because he accepted a full-time senior leadership position with The Church of Jesus Christ of Latter-day Saints. As a result, Mr. Sabin’s name has been withdrawn from nomination for re-election to the board of directors at the annual meeting. The board of directors has nominated Dennis J. Letham as a substitute nominee to serve on our board of directors for a term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies.

Because these changes affect the matters to be voted on at the annual meeting, we are providing additional information in the enclosed supplement to the Proxy Statement (this “Proxy Supplement”), and an amended proxy card to enable stockholders to vote on the election of Mr. Letham. The Proxy Supplement also contains a revised grants of plan-based awards table to correct certain errors in the Proxy Statement. If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Letham to our board of directors and will be disregarded with respect to the election of Mr. Sabin.

The time and place of the annual meeting have not changed. The annual meeting will be held on Tuesday, May 24, 2016, at 11:00 a.m. Mountain Time at the Extra Space Storage Inc. corporate offices located at 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121.

The enclosed Proxy Supplement should be read in conjunction with the Proxy Statement and annual report, which we previously provided to our stockholders of record.

We encourage you to vote so that your shares will be represented at the meeting. Information on how you may vote your shares appears on the following pages.

Sincerely,

Spencer F. Kirk

Chief Executive Officer

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time:	11:00 a.m., Mountain Time, Tuesday, May 24, 2016

Place:	Extra Space Storage Inc. corporate offices, 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121

Record Date:	Stockholders at the close of business on March 28, 2016 are entitled to vote.

Matters to be voted upon:	• Election of six members of the board of directors for terms expiring at the 2017 annual meeting of stockholders and until their successors are duly elected and qualify;

• Ratification of the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016;

• Non-binding advisory vote on the compensation of the Company’s named executive officers;

• Election of Dennis J. Letham to the board of directors for a term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies; and

• Any other business properly brought before the meeting or any adjournments or postponements thereof.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

We sent a Notice of Internet Availability of Proxy Materials on or about April 7, 2016, and provided access to our proxy materials over the Internet, beginning April 7, 2016, for the holders of record and beneficial owners of our common stock as of the close of business on the record date. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability instructs you on how to access and review the proxy statement and our annual report and authorize a proxy online to vote your shares. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

This amended notice, the supplement to the proxy statement and the accompanying amended proxy card are first being sent to our stockholders on or about May 6, 2016. The original notice, proxy statement and our annual report to stockholders were sent to our stockholders on or about April 7, 2016.

Your proxy is important. Regardless of whether you plan to attend the annual meeting, please authorize your proxy by Internet, or if you received a paper copy of the materials by mail, please mark, sign, date and return your amended proxy card, so that your shares will be represented at the annual meeting.

Gwyn G. McNeal

Secretary

Salt Lake City, Utah

May 2, 2016

SUPPLEMENT TO PROXY STATEMENT

DATED MAY 2, 2016

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TUESDAY, MAY 24, 2016

On April 7, 2016, we filed and distributed a proxy statement (the “Proxy Statement”) for the 2016 Annual Meeting of Stockholders of Extra Space Storage Inc. (the “Company”). For those stockholders who had not previously requested paper proxy materials, and in lieu of paper proxy materials, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our annual report online and how to vote online. This document is a supplement to the Proxy Statement (the “Proxy Supplement”) and is being filed (1) to revise our slate of nominees for election to the board of directors at the annual meeting by removing Gary B. Sabin and adding Dennis J. Letham, and (2) to revise certain information contained in the Proxy Statement regarding equity awards granted to our named executive officers. This document will also be made available on our website at www.extraspace.com under Investor Relations.

Except as supplemented or amended by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Proxy Supplement carefully and in its entirety together with the Proxy Statement.

REVISION TO THE COMPANY’S SLATE OF NOMINEES

On April 26, 2016, Mr. Sabin informed the Company that he will retire from the board of directors effective as of the commencement of the annual meeting and will not stand for re-election. Mr. Sabin received and accepted a full-time assignment as a General Authority Seventy, a senior leadership position with The Church of Jesus Christ of Latter-day Saints. The new assignment will render Mr. Sabin unavailable to fulfill his responsibilities as a director for the term expiring at the 2017 annual meeting of stockholders. Mr. Sabin’s decision to retire is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices. As a result of his retirement, Mr. Sabin’s name has been withdrawn from nomination for re-election to the board of directors at the annual meeting. The board of directors has nominated Mr. Letham as a substitute nominee to serve on our board of directors for the term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies. If elected, the board of directors intends to appoint Mr. Letham to the audit committee.

The revised list of candidates nominated by the board of directors consists of all of the nominees identified in the Proxy Statement, except that Mr. Sabin has been replaced as a nominee by Mr. Letham. We are also providing an amended proxy card to enable stockholders to vote on the revised nominees for election as directors, including Mr. Letham.

Item 4.	Election of Additional Director

The Proxy Statement is hereby amended to provide, as a new item 4 to be voted on by the stockholders, that the board of directors, in accordance with our bylaws, has nominated Dennis J. Letham to serve as a director for the term expiring at the 2017 annual meeting of stockholders and until his successor is duly elected and qualifies, in addition to the following nominees listed in item 1: Kenneth M. Woolley, Spencer F. Kirk, Karl Haas, Diane Olmstead, Roger B. Porter and K. Fred Skousen. Biographical information with respect to all nominees other than Mr. Letham is set forth in the Proxy Statement under the caption “Information about the Board of Directors and its Committees—Nominees for Directors.” Biographical information with respect to Mr. Letham is set forth below.

Mr. Letham, 64, served as Executive Vice President and Chief Financial Officer of Anixter International Inc. from 1995 until his retirement in June 2011, where he oversaw the company’s finance, accounting, tax, legal, human resources and internal audit activities in 50 countries. Before assuming his role as Chief Financial Officer in 1995, Mr. Letham served as Executive Vice President and Chief Financial Officer of Anixter, Inc., the principal operating subsidiary of Anixter International Inc., which he joined in 1993. Previously, he had a ten-year career with National Intergroup Inc., where he was Senior Vice President and Chief Financial Officer, as well as Vice President and Controller, Director of Corporate Accounting and Manager for Internal Audit. Mr. Letham began his career at Arthur Andersen & Co. in 1973 where he held progressive responsibilities in the Audit Department. Mr. Letham holds a bachelor’s degree from Pennsylvania State University’s Accounting Honors program. He also is a Certified Public Accountant. Mr. Letham was a director of Interline Brands, Inc. through August 2015. He serves as a director for Tenneco Inc. Mr. Letham was nominated to serve as a member of our board based on his extensive experience in finance and his service as an executive officer and director of public companies. Mr. Letham does not beneficially own any shares of our common stock.

Based on the listing standards of the New York Stock Exchange, the board of directors has determined that Mr. Letham is independent and has no relationship with the Company, except as a director nominee. Each of the nominees, including Mr. Letham, has consented to serve if elected. If, before the annual meeting, any of them becomes unable to serve, or chooses not to serve, the board of directors may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute.

Voting Standard

We have not received notice of any additional candidates to be nominated for election as directors at the annual meeting and the deadline for notice of additional candidates has passed. Consequently, the election of all directors, including Mr. Letham, will be an uncontested election and the provisions of our bylaws providing for majority voting in uncontested elections will apply. Under majority voting, to be elected as a director, each nominee, including Mr. Letham, must receive votes “FOR” his or her election constituting a majority of the total votes cast for and against such nominee at the annual meeting at which a quorum is present.

Voting Shares at the Annual Meeting

Holders of record of our common stock as of the close of business on the record date, March 28, 2016, are entitled to receive notice of, and to vote at, the annual meeting. The outstanding common stock constitutes the only class of securities entitled to vote at the annual meeting and each share of common stock entitles the holder thereof to one vote. At the close of business on March 28, 2016, there were 125,129,324 shares of common stock outstanding. Stockholders can vote in person at the annual meeting or by proxy. There are two ways to authorize a proxy to vote your shares:

•	By Internet—You can authorize your proxy over the Internet at www.voteproxy.com by following the instructions on the amended proxy card; or

•	By Mail—If you received your proxy materials by mail, you can authorize a proxy by mail by signing, dating and mailing the enclosed amended proxy card.

Internet proxy facilities for stockholders of record will be available 24 hours a day and will close at 9:59 p.m., Mountain Time, Monday, May 23, 2016.

Please vote your shares as soon as possible using the amended proxy card enclosed with this Proxy Supplement if you would like to change your vote or if you have not voted yet. The amended proxy card enclosed with this Proxy Supplement differs from the original proxy card previously furnished to you in that the amended proxy card includes the name of Dennis J. Letham as a nominee as an additional item 4 and does not include the name of Gary B. Sabin as a nominee in item 1. If you have already returned your original proxy card, you do not need to submit the amended proxy card unless you would like to vote on the revised slate of director nominees, including Mr. Letham. If you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals and director nominees except Mr. Sabin because he is no longer standing for re-election to the board of directors and Mr. Letham because he is not listed as a nominee on the original proxy card, and will be voted at the annual meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet proxy authorization also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

Shares will be voted as the stockholder of record instructs. The persons named as proxies on the proxy card will vote as recommended by our board of directors on any matter for which a stockholder has not given instructions.

Revoking a Proxy

The original proxy and the amended proxy are solicited on behalf of the board of directors and revocable at any time prior to the voting of the proxy, by:

•	giving written notice of revocation to our Corporate Secretary at our address prior to the annual meeting;

•	authorizing a proxy again on a later date on the Internet (only the latest Internet proxy submitted prior to the annual meeting will be counted);

•	signing and forwarding to us a later-dated proxy; or

•	attending the annual meeting and voting your shares of common stock in person.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the election of Kenneth M. Woolley, Spencer F. Kirk, Karl Haas, Diane Olmstead, Roger B. Porter, K. Fred Skousen and Dennis J. Letham as directors for the term expiring at the 2017 annual meeting of stockholders, and until their respective successors are duly elected and qualify.

CORRECTION OF GRANTS OF PLAN-BASED AWARDS TABLE

The following additional information is provided to correct certain errors in the Grants of Plan-Based Awards table and the footnotes to such table. The footnotes to the table incorrectly stated that all of the equity awards granted to our named executive officers during 2015 were granted under our 2015 Incentive Award Plan (the “2015 Plan”). In fact, awards granted prior to May 26, 2015, the effective date of the 2015 Plan, were granted under our 2004 Long Term Incentive Compensation Plan (as most recently amended and restated in 2008, the “2004 Plan”). As disclosed in our 2015 proxy statement, until the effective date of the 2015 Plan, we continued to grant awards under the terms of the 2004 Plan using the shares available for issuance thereunder. Certain other corrections have also been made to the information provided in the table. Revised text is bold and underlined below.

Grants of Plan-Based Awards

The Grants of Plan-Based Awards table is amended and restated as follows:

	Estimated future payouts under non-equity incentive plan awards				All other stock awards: number of shares of stock or units (2)		All other option awards: number of shares underlying options (3)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock and option awards (4)
Name	Threshold	Target (1)	Maximum (1)	Grant date
Spencer F. Kirk
Annual Incentive	$—	$750,000	$937,500	12/31/2015	—		—	$—	$—
Stock awards				02/24/2015	19,510		—	—	1,275,174
Option awards				02/24/2015	—		14,065	65.36	224,837

P. Scott Stubbs
Annual Incentive	—	393,975	492,469	12/31/2015	—		—	—	—
Stock awards				2/18/2015	8,530		—	—	558,289
Option awards				2/18/2015	—		6,160	65.45	98,803

Charles L. Allen
Annual Incentive	—	208,774	260,968	12/31/2015	—		—	—	—
Stock awards				2/18/2015	5,650		—	—	369,793
Option awards				2/18/2015	—		4,080	65.45	65,441

Joseph D. Margolis
Annual Incentive	—	375,000	468,750	12/31/2015	—		—	—	—
Stock awards				05/26/2015	1,204	(5)	—	—	85,000
Stock awards				08/01/2015	65,441		—	—	4,811,222
Option awards				08/01/2015	—		50,000	73.52	879,395

Kenneth M. Woolley
Annual Incentive	—	405,000	506,250	12/31/2015	—		—	—	—
Stock awards				02/24/2015	8,780		—	—	573,861

Option awards				02/24/2015	—		6,330	65.36	101,189

(1)	Amounts relate to the annual incentive bonus program as described in the “Annual Incentive Bonus” section above.
(2)	Except as otherwise noted, grants of restricted stock awards related to the 2015 total compensation package for the named executive officers. The shares have dividend and voting rights and vest ratably over four years following the grant date. Restricted stock awards granted in February 2015 were granted under our 2004 Plan. The stock award granted in May 2015 and restricted stock awards granted in August 2015 were granted under our 2015 Plan.
(3)	Grants of stock options related to the 2015 total compensation package for the named executive officers. The options vest ratably over four years following the grant date. The option exercise price was determined using the closing stock price on the date of grant. Stock options granted in February 2015 were granted under our 2004 Plan. Stock options granted in August 2015 were granted under our 2015 Plan.
(4)	Dollar amounts represent the total grant date fair value of the stock and option awards granted during the year computed in accordance with ASC 718, using the assumptions to value such awards reported in the notes to the Company’s financial statements in its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.
(5)	Represents a stock award granted to Mr. Margolis for his service as a non-employee director prior to joining the Company as CIO in July 2015. The shares were fully vested at the time of grant.

Other than as indicated above, there are no changes to this table.

In addition, the reference to May 25, 2015 in footnote 1 to the Director Compensation Table in our 2015 proxy statement is hereby corrected to read May 26, 2015. All equity awards to our non-employee directors, including Mr. Margolis, were granted under our 2015 Plan on May 26, 2015, the date of our 2015 annual meeting of stockholders.

OTHER MATTERS

Other than as set forth above, no items presented in the Proxy Statement are affected by this Proxy Supplement, and you should carefully review the Proxy Statement prior to voting your shares. Our board of directors and management know of no other matters or business to be presented for consideration at the annual meeting. If, however, any other matters properly come before the annual meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the annual meeting from time to time.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

EXTRA SPACE STORAGE INC.

To Be Held On:

May 24, 2016

2795 East Cottonwood Parkway, Suite 400, Salt Lake City, UT 84121

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5:00 p.m. Mountain Time on May 13, 2016.

Please visit www.extraspace.com/proxyonline, where the following materials are available for view:

• Proxy Statement

• Proxy Supplement

• Annual Report for Fiscal Year 2015

• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA
E-MAIL: info@amstock.com
TO VOTE:

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 9:59 PM Mountain Time on Monday, May 23, 2016.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

MAIL: You may request a proxy card by following the instructions above.

Matters to be Voted on:

The Board of Directors recommends a vote “FOR” the election of directors in proposals 1 and 4 and “FOR” proposals 2 and 3.

1.   The election of the 6 members of the Board of Directors.

  NOMINEES:      Kenneth M. Woolley

                          Spencer F. Kirk

                          Karl Haas

                          Diane Olmstead

                          Roger B. Porter

                          K. Fred Skousen

Please note that you cannot use this notice to vote by mail.

2.   Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

3.   Advisory vote on the compensation of the Company’s named executive officers.

4.   Election of additional director – Dennis J. Letham

5.   To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

Meeting Location

The Annual Meeting for holders of record as of March 28, 2016 will be held on May 24, 2016 at 11:00 a.m. Mountain Time

at:           Extra Space Storage Inc.

               2795 East Cottonwood Parkway, Suite 400

               Salt Lake City, UT 84121

For directions, please call (801) 365-4600.

ANNUAL MEETING OF STOCKHOLDERS OF

EXTRA SPACE STORAGE INC.

May 24, 2016

Important Notice Regarding the Availability of Proxy Materials for

the Stockholder Meeting to be Held on May 24, 2016:

The Company’s proxy statement, proxy supplement and accompanying annual report for fiscal year 2015 are available at www.extraspace.com/proxyonline.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided.i

¢	00003333333333000000 5 052416

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS IN PROPOSALS 1 AND 4 AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

	1.	The election of the 6 members of the Board of Directors.
			FOR	AGAINST	ABSTAIN
		Kenneth M. Woolley	☐	☐	☐

		Spencer F. Kirk	☐	☐	☐

		Karl Haas	☐	☐	☐

		Diane Olmstead	☐	☐	☐

		Roger B. Porter	☐	☐	☐

		Withdrawn Director	¢	¢	¢

		K. Fred Skousen	☐	☐	☐

	2.	Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.	☐	☐	☐
	3.	Advisory vote on the compensation of the Company’s named executive officers.	☐	☐	☐
	4.	Election of additional director – Dennis J. Letham	☐	☐	☐
	5.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

The shares represented by this proxy will be voted as instructed by the stockholder. If this proxy is executed but no instructions are specified, the shares will be voted in accordance with the recommendations of the board of directors. If any other matter is properly presented at the annual meeting, or any adjournments or postponements thereof, this proxy will confer discretionary authority on the individuals named as proxies to vote the shares in accordance with their discretion.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢		¢

¢

EXTRA SPACE STORAGE INC.

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, UT 84121

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned stockholder of Extra Space Storage Inc., a Maryland corporation (the "Company"), hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders of the Company and the accompanying proxy statement, and hereby appoints Spencer F. Kirk and Gwyn G. McNeal as proxies, each with full power of substitution, to represent and vote all shares of common stock of Extra Space Storage Inc. held of record by the undersigned on March 28, 2016, at the annual meeting of stockholders of the Company to be held at the Extra Space Storage Inc. corporate offices located at 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, UT 84121, on May 24, 2016 at 11:00 a.m. Mountain Time, or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side.)

¢	1.1	14475	¢